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                                                                    Exhibit 99.2

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, John V. Faraci, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of International Paper Company, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit and Finance Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o International Paper Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of International Paper Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o   any amendments to any of the foregoing.

                                                /s/ John V. Faraci
                                                ------------------
                                                John V. Faraci
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                August 13, 2002

Subscribed and sworn to before me
this 13th day of August 2002.

/s/ Carol M. Samalin
Notary Public
My Commission Expires:
July 31, 2006